Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8200 www.deloitte.com
Redaptive, Inc. Tabor Center, 1200 17th Street Denver, Colorado 80202

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of energy efficiency contracts in connection with the proposed offering of Redaptive 2025-1. Redaptive Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the February Statistical Contract File and the September Statistical Contract File (each, as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the February Statistical Contract File and the September Statistical Data File. Additionally, Deutsche Bank Securities Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 25, 2025, representatives of the Company provided us with an energy efficiency contract listing with respect to 1,582 energy efficiency contracts (“Energy Efficiency Contract Listing”). At the Company’s instruction, we randomly selected 90 energy efficiency contracts from the Energy Efficiency Contract Listing (“Initial Selected Contracts”).

Further, on March 17, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on February 28, 2025, with respect to 1,612 energy efficiency contracts, including each of the 90 Initial Selected Contracts (the “February Statistical Contract File”). At the Company’s instruction, we randomly selected 10 energy efficiency contracts from the February Statistical Data Contract File that were not Initial Selected Contracts (“Subsequent Selected Contracts”). The Initial Selected Contracts and Subsequent Selected Contracts are collectively and hereinafter referred to as the “February Sample Contracts.”

On October 15, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on September 30, 2025, with respect to 1,469 energy efficiency contracts (the “Initial September Statistical Contract File”). At the Company’s instruction, we randomly selected 20 energy efficiency contracts from the Initial September Statistical Contract File that were not February Sample Contracts (the “September Sample Contracts”). The February Sample Contracts and September Sample Contracts are collectively and hereinafter referred to as the “Sample Contracts.”

Further, on October 29, 2025, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the site address for each of the energy efficiency contracts set forth on the Initial September Statistical Contract File. At the Company’s instruction, we appended the Initial September Statistical Contract File with the corresponding information set forth on the Supplemental Data File. The Initial September Statistical Contract File, as appended, is hereinafter referred to as the “September Statistical Contract File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the energy efficiency contract characteristics (the “Characteristics”) set forth on the February Statistical Contract File and September Statistical Contract File, as applicable, and indicated below.

Characteristics
1.	RID (informational purposes only)	8.	O&M Category
2.	Customer name	9.	Contract value
3.	Site address	10.	LOA Date
4.	Opportunity type	11.	Billing structure
5.	Site country	12.	External credit rating
6.	Site state	13.	Remaining billing term (months)
7.	Contract term (months)	14.	Estimated monthly payment

*Inclusive of taxes, as applicable.

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the notice to proceed, customer contract or any amendments or schedules thereto (collectively, the “NTP”); Characteristic 10. to the “Letter of Acceptance;” Characteristic 11. to screen shots from the Company’s asset management system (the “Asset Management Screen Shots”); and Characteristic 12. to screen shots from the Bloomberg credit rating system (the “Bloomberg Screen Shots”).

With respect to our comparison of Characteristic 13., we recomputed the remaining billing term as the difference between (i) the contact term (as set forth on or derived from the NTP) and (ii) the number of months between (a) the “commercial operation date” (as set forth on the Asset Management Screen Shots) and (b) February 28, 2025 (for February Sample Contracts) or September 30, 2025 (for September Sample Contracts).

With respect to our comparison of Characteristic 14., we recomputed the estimated monthly payment as the quotient of (i) the contact value and (ii) the contract term (each as set forth on or derived from the NTP).

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 9. and our recomputation of Characteristic 14., differences of $0.10 or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 12., an external credit rating of “AA” (as set forth on the February Statistical Contract File or September Statistical Contract File, as applicable) is deemed to be “in agreement with an external credit rating of AA- (as set forth on the Bloomberg Screen Shots).

The energy efficiency contract documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Energy efficiency Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Energy efficiency Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Energy efficiency Documents. In addition, we make no representations as to whether the Energy efficiency Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the February Statistical Data File or September Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Energy efficiency Documents, except as indicated in Appendix A. Supplemental Information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the energy efficiency contracts underlying the February Statistical Data File or September Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the energy efficiency contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the February Statistical Data File or September Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 24, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exceptin Description Number	Exception Description
1	One difference in contract term.
2	One difference in O&M category.
3	Three differences in contract value.
4	One difference in estimated monthly payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	February Sample Contract number	Characteristic	Characteristic set forth on the February Statistical Contract File	Characteristic set forth on or derived from the Energy Efficiency Documents

1	R00013632	Contract term	125 months	120 months
2	R00007793	O&M Category	Parts Only + 1st year Labor	Parts and Labor
3	R00017242	Contract value	$240,064.01	$239,993.93
3	R00013632	Contract value	$373,291.16	$372,715.38
4	R00013632	Estimated monthly payment	$2,986.33	$3,105.96

Exception Description Number	September Sample Contract number	Characteristic	Characteristic set forth on the September Statistical Contract File	Characteristic set forth on or derived from the Equipment Documents

3	R00017175	Contract value	$89,843.18	$89,837.20

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached